SHAREHOLDERS’ EQUITY - Schedule of Loss Per Share Calculated Using the Weighted Average Number of Ordinary Shares and Pre-Funded Warrants (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net Income (Loss) Available to Common Stockholders, Basic [Abstract]
Loss for the period (in Dollars)	$ 13,220	$ 11,053	$ 11,286
Total number of Ordinary Shares	35,949,247	24,252,096	15,652,176
Weighted average number of Ordinary Shares and pre-funded warrants	29,623,194	18,515,545	12,095,477
Diluted loss per share (in Dollars per share)	$ (0.45)	$ (0.6)	$ (0.93)
Basic loss per share (in Dollars per share)	$ (0.45)	$ (0.6)	$ (0.93)